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                                                                  EXHIBIT 10.18

                   RESTRICTED STOCK GRANT PLAN FOR EMPLOYEES
                                       OF
                             J.D. EDWARDS & COMPANY

     1. Purpose of Plan. The purposes of this Restricted Stock Grant Plan for Employees of J.D. Edwards & Company (the "Stock Plan") are to provide eligible employees of J.D. Edwards & Company, a Colorado corporation (the "Company"), with the opportunity to be granted shares of voting common stock (the "Stock") of the Company and to provide the terms of the restrictions, the lifting of such restrictions or vesting of the shares and the conditions under which the Stock granted to the employees may be purchased by the Company and certain other persons.

     2. Employees Eligible to Participate. The employees of the Company who are eligible to be granted Stock of the Company in accordance with this Stock Plan are such employees as are designated in writing by the Company after the effective date of this Stock Plan and who enter into an Employee Restricted Stock Agreement with the Company (the "Employee"). If an Employee decides to accept the Stock granted to such Employee, the Employee must accept at least 50 percent of the shares granted.

     3. Stock Valuation. For the Company's internal purposes, the value per share of Stock granted shall be equal to the fair market value of the Stock as determined by the Board of Directors in its sole discretion based upon the appraised value of the Company as of the last day of the immediately preceding fiscal year of the Company, as determined in an independent appraisal by an investment banking institution specializing in the information technology industry, divided by the number of issued and outstanding shares of common stock of the Company as of the last day of the immediately preceding fiscal year of the Company, as determined on that date by reference to the Company's stock record book.

     4. Number of Shares to be Offered. The total number of shares to be granted shall not exceed 41,000 shares. The number of shares of Stock which an Employee shall be granted shall be as designated in writing by the Company determined by the Board of Directors.

     5. Prohibitions on Transfer. For a period of ten (10) years from the date set forth on the certificates of the shares of Stock granted to Employee pursuant to this Stock Plan, subject to earlier termination as provided in the last two sentences of this Section 5, none of the shares of Stock, nor any right, title or interest therein, shall be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, voluntarily or





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involuntarily, by the Employee or by operation of law, except pursuant to
Sections 8, 9, 10, 11 and 12 of this Stock Plan. Upon termination of employment with the Company other than for retirement (as described in the last sentence of this Section 5), disability (as described in the last sentence of this
Section 5) or death, the Employee is obligated to offer the shares of stock for purchase by the Company and certain shareholders as set forth in Sections 8 and 9 below. Any attempted disposition or encumbrance of any of the shares of Stock during such ten (10) year period in violation of the provisions of this
Section 5 shall be void. Notwithstanding anything to the contrary set forth herein, the restrictions on transfer described in this Section 5 shall not apply to any transfer being made pursuant to the Company's right of purchase set forth in Section 8 below, made pursuant to the exercise of the right of purchase of certain holders of common stock set forth in Section 9 below, made after the Company or those certain holders of common stock fail to exercise their right of purchase, or on or after a change in ownership of fifty percent or more of the shares of the Company's common stock outstanding as of the effective date of this Stock Plan, including upon the occurrence of such a change resulting from the closing of a public offering: pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), but excluding changes in ownership of fifty percent or more of the shares of the Company's outstanding common stock resulting from one or more sales or reallocations of outstanding common stock among the shareholders identified in Section 9 or resulting from the death of one or more of such shareholders ("Change in Control"). In addition the restrictions on transfer described in this Section 5 shall no longer apply to any shares of Stock held by the Employee who voluntarily retires upon reaching retirement age in accordance with the Company's policies, who is partially or totally disabled to the extent the Employee can no longer perform the duties of his job on a regular basis as determined by the Company's Board of Directors in its sole discretion or upon the death of the Employee, even though the ten (10) year period has not expired at the time of such retirement, disability or death.

     6. Employee's Rights as Shareholder. Subject to the prohibitions on transfer set forth in this Stock Plan, an Employee who is granted Stock of the Company shall have all of the rights of a shareholder of the Company.

     7. Stock Certificate Endorsement. All certificates representing the Stock of the Company issued in accordance with this Stock Plan shall be endorsed as follows:

    The shares of Stock represented by this certificate are subject to the provisions of the Restricted Stock Grant Plan for Employees of J.D. Edwards & Company (the "Company") dated July 13, 1990 (the "Plan") and an





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    agreement entered into between the registered owner of such shares and the
    Company (the "Agreement") which prohibits any sale, assignment, transfer, pledge or other disposition or encumbrance of the shares represented by this certificate, or any right, title or interest therein, whether voluntary or involuntary, by act of the holder or by operation of law, for a period of ten (10) years from the date of this certificate, except as otherwise expressly permitted by the Plan. The shares represented by this certificate are also subject to a right of purchase in favor of the Company and/or in favor of certain stockholders contained in the Plan. A copy of the Plan and Agreement are on file in the office of the secretary of the Company.

     8. Company's Right of Purchase.

     Except to the extent and in the manner permitted by this Agreement, the Employee may not sell, assign, transfer, pledge or otherwise dispose of any of his shares of Stock until such time as the Company's right of purchase in this
Section 8 and the right of purchase of certain stockholders in Section 9 shall have expired.

          (a) All of the shares of Stock shall be subject to a right of the Company to purchase those shares at its sole option after termination of the Employee's full-time employment with the Company within certain time periods described below.

          (b) If the Employee voluntarily terminates employment, is involuntarily terminated, is disabled (as described in the last sentence of Section 5 above) or retires upon reaching retirement age in accordance with the Company's policies before the expiration of the ten (10) year restriction period, as set forth in Section 5 above, the Company shall have the option to repurchase all or any portion of the shares of Stock at the net book value for such shares of Stock as of the last day of the fiscal quarter immediately preceding the date of the termination. The Company's auditors shall determine the book value of the Company (assets minus liabilities of the Company divided by the number of issued and outstanding shares of common stock of the Company as of the last day of the immediately preceding fiscal quarter of the Company, as determined on that date by reference to the Company's stock record book) in accordance with generally accepted accounting principles consistently applied.

          (c) If the Employee's employment with the Company is terminated due to a personal tragedy or other unusual circumstances, the Board of Directors in its discretion may make special arrangements concerning the sale of Employee's Stock to the Company, notwithstanding any of the foregoing provisions.





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         (d) If the Company elects to exercise its right of purchase hereunder, it shall so notify the Employee within sixty (60) days after the Employee's termination, disability or retirement, specifying the number of shares of Stock, manner of payment and time and place for tender of certificates representing such shares. All shares of Stock which the Company has elected to purchase hereunder shall be tendered at the principal office of the Company at a reasonable date and time specified by it (in any event within thirty (30) days after the Company's election to purchase) by delivery of certificates representing such shares of Stock endorsed in blank and in proper form for transfer against payment of the purchase price. The purchase price shall be payable in cash or by certified or bank check.

          (e) If any transfer of shares of Stock is made or attempted contrary to the provisions of this Section 8, or if the shares of Stock are not tendered to the Company for its purchase as required herein, the Company shall have the right to purchase the shares of Stock from the owners thereof or his transferee at any time before or after the transfer, as herein provided. In the event that the Company elects to exercise its right of purchase, it may do so by canceling the certificates representing the shares of Stock so purchased and depositing the purchase price determined hereunder in a bank account for the benefit of the Employee or the Employee's successor in interest, whereupon all such shares of Stock shall be for all purposes canceled, and neither the Employee nor any other transferee shall have any rights as one of its stockholders for any purpose, including, without limitation, dividend and voting rights, until there has been compliance with all applicable provisions of this Agreement. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance to the extend permitted by law.

          (f) Notwithstanding anything in the foregoing, the Company shall not have any right to repurchase any shares of Stock from the Employee on and after a Change in Control of the Company.

     9. Right of Purchase of Certain Holders of Common Stock.

     In the event the Company fails to exercise its purchase right pursuant to
Section 8 above, any sale assignment, transfer or disposal of by the Employee of his or her shares of Stock shall be subject to the rights provided in this
Section 9.

          (a) Upon termination of the Employee's full-time employment with the Company within certain time periods described below all of the shares of Stock shall be subject to a right of certain holders of Stock of the Company, namely Messrs. C. Edward McVaney, Jack L. Thompson and Robert C. Newman and the Trustees





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of the Employee Stock Ownership Plan of the Company (the "Offeree
Stockholders"), to purchase those shares at their sole option after the Company's right to purchase the Stock as set forth in Section 8 above either expires or the Company earlier notifies the Employee that it will not exercise such option.

          (b) If the Employee voluntarily terminates employment, is involuntarily terminated, is disabled (as described in the last sentence of Section 5 above) or retires upon reaching retirement age in accordance with the Company's policies before the expiration of the ten (10) year restriction period, as set forth in Section 8 above, and the Company's right to purchase the Stock as set forth in Section 8 above either expires or the Company earlier notifies the Employee that it will not exercise such option, the Offeree Shareholders shall have the option to repurchase all or any portion of the shares of Stock at the net book value for such shares of Stock as of the last day of the fiscal quarter immediately preceding the date of the termination. The Company's auditors shall determine the book value of the Company in accordance with Section 8(b) above.

          (c) If the Offeree Shareholders elect to exercise their right of purchase hereunder, it shall so notify the Employee within sixty (60) days after the Company's right to purchase either expires or the Company earlier notifies the Employee that it will not exercise such options specifying the number of shares of Stock, manner of payment and time and place for tender of certificates representing such shares. All shares of Stock which the Offeree Shareholders have elected to purchase hereunder shall be tendered at the principal office of the Company at a reasonable date and time specified by them (in any event within thirty (30) days after the Offeree Shareholders election to purchase) by delivery of certificates representing such shares of Stock endorsed in blank and in proper form for transfer against payment of the purchase price. The purchase price shall be payable in cash or by certified or bank check.

          (d) If any transfer of shares of Stock is made or attempted contrary to the provisions of this Section 9, or if the shares of Stock are not tendered to the Offeree Shareholders for their purchase as required herein, the Offeree Shareholders shall have the right to purchase the shares of Stock from the owners thereof or his transferee at any time before or after the transfer, as herein provided. In the event that the Offeree Shareholders elect to exercise their right of purchase, they may do so by requesting that the Company cancel the certificates representing the shares of Stock so purchased and depositing the purchase price determined hereunder in a bank account for the benefit of the Employee or the Employee's successor in interest, whereupon all such shares of Stock shall be for all purposes canceled, and neither the Employee nor any other transferee shall have any rights as one of its stockholders for any purpose,





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including, without limitation, dividend and voting rights, until there has been compliance with all applicable provisions of this Agreement. In addition to any other legal or equitable remedies which it may have, the Offeree Shareholders may enforce its rights by actions for specific performance to the extend permitted by law.

          (e) Notwithstanding anything in the foregoing, the Offeree Shareholders shall not have any right to repurchase any shares of Stock from the Employee on and after a Change in Control of the Company.

     10. Death or Bankruptcy of Employee.

          (a) In the event of the death of an Employee who holds shares of Stock in accordance with this Stock Plan, the Company shall have the first option, and failure of the Company to exercise such option, the Offeree Shareholders shall have the second option, to purchase all or a portion of the shares of stock from a personal representative of the estate of the deceased Employee at the purchase price indicated in Section 11 below and in accordance with the terms and conditions provided for in Section 12 below. The Company's option shall be exercisable by written notice to the deceased Employee's personal representative within sixty (60) days following notification to the Company of such death, and exercisable by the Offeree Shareholders by written notice to the deceased Employee's personal representative within sixty (60) days following the expiration of the Company's right to purchase or earlier notification that it will not exercise such purchase option. Neither the Company, nor the Offeree Shareholders upon the Company's failure to exercise this option, be required to make such purchase.

          (b) In the event that an Employee who owns Stock pursuant to this Stock Plan declares bankruptcy, the Company shall have the first option, and the Offeree Shareholders shall have the second option, to purchase all or a portion of the shares of Stock from the bankrupt estate at the purchase price indicated in Section 11 below and in accordance with the terms and conditions provided for in Section 12 below. The option of the Company shall be exercisable by written notice to the Employee's bankrupt estate within sixty
(60) days following notification to the Company of such bankruptcy, and by the Offeree Shareholders by written notice to the Employee's bankrupt estate within sixty (60) days following the expiration of the Company's right to purchase or earlier notification that it will not exercise such purchase option. Neither the Company nor the Offeree Shareholders upon the Company's failure to exercise its option, be required to make such purchase. An Employee who becomes subject to a proceeding in bankruptcy, whether voluntary





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or involuntary, shall be required to give notice to the Company of such.

     11. Purchase Price of Stock. The purchase price per share of Stock of any Employee to be paid by the Company or by the Offeree Shareholders, whichever is applicable, in accordance with Sections 9 or 10, shall be the most recently determined purchase price in accordance with Section 8(b) above prior to: (a) the date of death of the Employee; or (b) the date of the bankruptcy of the employee, whichever is applicable.

     12. Payment of Purchase Price and Closing.

           (a) Method of Payment. The purchase price for the shares of Stock to be purchased pursuant to Section 10 shall be payable by the Company or by the Offeree Shareholders, whichever is applicable, to the Employee or to the personal representative of the estate of the deceased Employee, whichever is applicable, in cash or cashier's check at the date of closing as set forth in this Section 12 below.

           (b) Place. Unless then agreed to the contrary by the parties hereto, the closing of the sale and purchase of the Stock of the Employee shall take place at the office of the Company.

           (c) Time. Unless then agreed to the contrary by the parties hereto, in the case of a purchase of the Stock by the Company from the personal representative of a deceased Employee's estate, the closing shall take place on such date as the Company shall specify but, in any event, no later than six (6) months after the death of the Employee. Unless then agreed to the contrary by the parties hereto, in the case of a purchase of the Stock by the Company from the Employee during the life time of the Employee, the closing shall take place on such date as the Company shall specify but, in any event, no later than six
(6) months after the date of the Employee's termination of employment with the Company, disability, death or bankruptcy.

           (d) Closing Matters. Upon the closing of the sale and purchase, the Employee (or the personal representative of the deceased Employee's estate, as the case may be) and the Company shall execute and deliver to each other the various documents which shall be required to carry out their undertakings hereunder.

     13. Securities Law Matters. The Stock will be issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction and the transferability of the Stock is therefore subject to restrictions imposed by those laws, in addition to the other restrictions set forth in this Stock Plan. Accordingly, the Employee may not offer for sale, sell or





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otherwise transfer the Stock unless it is registered under the Securities Act and other applicable securities laws or unless exemptions from the registration requirements thereof are available for the transaction, as established to the satisfaction of the Company by opinion of counsel or otherwise. Accordingly, the Employee understands that the certificates representing the Stock will bear a legend substantially as follows:

    The shares of stock represented by this certificate have been issued without registration under the Securities Act of 1933 or any state or other jurisdiction's securities laws and may not be sold or offered for sale unless registered under such Act and other applicable securities laws or unless exemptions from the registration requirements thereof are available for the transaction as established to the satisfaction of the Company by opinion of counsel or otherwise.

     14. Notices. All notices provided for in this Stock Plan shall be made in writing (a) either by actual delivery of the notice to the party entitled thereto; or (b) by registered mail, return receipt requested, to the last known address of the party entitled thereto. The notice shall be deemed to be received in case (a) on the date of its actual receipt by the party entitled thereto, and in case (b) on the date of its mailing.

     15. Withholding Taxes. The Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with the grant of the shares of Stock to the Employee, including, but not limited to, the withholding of such taxes from any amounts otherwise payable by the Company to the Employee.

     16. Effective Date. The effective date of this Stock Plan shall be July 13, 1990.

     17. Miscellaneous.

          (a) Amendment or Discontinuance of the Stock Plan. The Company shall have the right to amend, modify or terminate this Stock Plan at any time without notice to the Employees.

          (b) Copy of Stock Plan. A copy of this Stock Plan shall be given to each Employee of the Company who is eligible to receive Stock of the Company in accordance with Section 2 above.

          (c) Stock Plan Administrator. The Board of Directors of the Company shall designate the plan administrator of this Stock Plan. The plan administrator shall have the authority to





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control and manage the operation and administration of the Stock Plan. The
Board of Directors may from time to time designate a new plan administrator.

          (d) Headings. All headings set forth in this Stock Plan are intended for convenience only and shall not control or affect the meaning, construction or effect of this Stock Plan or of any of the provisions thereof.

          (e) Remedies. The shares of Stock subject to this Stock Plan are a unique chattel and the parties hereto shall have the remedies which are available to them for the violation of any of the terms of this Stock Plan, including, but not limited to, the equitable remedy of specific performance.

          (f) Law. This Stock Plan shall be governed, construed and interpreted according to the laws of the State of Colorado. The parties hereto acknowledge that a Colorado corporation may purchase its own shares only in accordance with the provisions contained in Colorado Revised Statutes Section 7-3-102 and
Section 7-6-102.

          (g) Construction. Throughout this Stock Plan, the masculine gender shall include the feminine or neuter, and the singular shall include the plural and vice versa, wherever the context and facts require such construction. Any reference herein to the "parties hereto" shall also be deemed to include the personal representative of the estate of a deceased Employee, if applicable.

          (h) Separability. Each provision of this Stock Plan is declared to be separable from every other provision. If any provision is held invalid, such invalidity shall not affect any other provision and all other provisions shall remain in full force and effect as if the invalid provision had not been included herein.

          (i) Effect of the Stock Plan. The provisions of this Stock Plan shall be binding upon the parties hereto, their heirs, personal representatives, and assigns, and the parties hereto do covenant and agree that they themselves and their heirs, personal representatives, and assigns will execute any and all instruments, releases, assignments and consents that may be required of them in accordance with the provisions of this Stock Plan. Notwithstanding the foregoing however, the successors or assignees, if any, of the Offeree Stockholders (except of the ESOP) shall not have any rights to repurchase or otherwise acquire the stock pursuant to Section 9 of this Stock Plan.





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